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                            M.S.D. & T. FUNDS, INC.

                            PRIME MONEY MARKET FUND
                         GOVERNMENT MONEY MARKET FUND
                         TAX-EXEMPT MONEY MARKET FUND

                       SUPPLEMENT DATED JANUARY 24, 1997
                    TO PROSPECTUS DATED SEPTEMBER 30, 1996

  1. The following replaces the second sentence of the first paragraph under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS--Prime Money Market Fund" on page 6 of the Prospectus:

  The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations of both foreign and domestic issuers, that are available in the money markets.

  2. The following replaces the entire paragraph under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS--Other Investment Policies and Related Risks-- Corporate Obligations" on page 8 of the Prospectus:

  The Prime Money Market Fund and, to a limited extent, the Tax-Exempt Money Market Fund may invest in domestic corporate debt obligations, primarily commercial paper. Commercial paper is a short-term promissory note with a maturity ranging from 1 to 270 days issued by a corporation. Corporate bonds purchased by the Funds will have remaining maturities of 397 days or less.

  The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks. Investments in foreign securities involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal.